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                                                                    Exhibit 99.1

SOUNDVIEW 2005-B                                                      CLASS M2
*** PLEASE FILL IN THE WAL'S & WINDOWS FOR THE BOTTOM 4 SCENARIOS (ONLY) ***

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                                                                       TRANCHE, RATINGS
NO PREPAY STRESS
                                          PREPAY ASSUMPTIONS    0.50x Base Case  1.00x Base Case  2.00x Base Case  3.00x Base Case

LOSS SEVERITY: 100%
RECOVERY DELAY: 12 MONTHS
                                      % Cum Loss Yield Break             40.76%           34.62%           11.76%            0.00%
                                           CDR - Yield Break          14.92 CDR        23.66 CDR        17.48 CDR            0 CDR
                             % Cum Loss 1st $ Principal Loss             40.40%           34.47%           30.63%           28.77%
                                  CDR - 1st $ Principal Loss          14.72 CDR        23.52 CDR        47.32 CDR        94.51 CDR



LOSS SEVERITY: 100%
RECOVERY DELAY: 12 MONTHS. NO ADVANCE
                                      % Cum Loss Yield Break             37.34%           31.41%           10.62%            0.00%
                                           CDR - Yield Break          12.86 CDR        20.56 CDR         15.6 CDR            0 CDR
                             % Cum Loss 1st $ Principal Loss             36.98%           31.25%           27.59%           27.31%
                                  CDR - 1st $ Principal Loss          12.68 CDR        20.43 CDR        42.08 CDR        93.21 CDR

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                                               Average Life:              10.00             4.95             1.72             0.25
                                              Window (Dates):     Mar13 - Mar35    Jun09 - Mar35    Jan07 - Apr18    Jan06 - Jan06
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